UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2008

INDIEMV MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52492
(Commission File Number)

98-0461476
(IRS Employer Identification No.)

220-425 Carrall Street, Vancouver, British Columbia, Canada  V6B 6E3,
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 778-737-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

As reported in our 10-QSB for our quarter ended December 31, 2007, effective February 15, 2008 we changed our fiscal year end from September 30 to June 30.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated September 4, 2008

INDIEMV MEDIA GROUP, INC.

By: /s/ Ricardo E. Khayatte, Jr._____________
Ricardo E. Khayatte, Jr.
President and Chief Executive Officer